SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENT
18. SUBSEQUENT EVENTS (Unaudited)
These disclosures represent JCP&L subsequent events since the original issuance of the JCP&L Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 18, 2026.

JCP&L Senior Notes and Registration Rights
In May 2026, JCP&L issued $350 million of new 4.60% Senior Unsecured Notes due in 2030 in a private offering that included a registration rights agreement in which JCP&L agreed to conduct an exchange offer of these senior notes for the like principal amounts registered under the Securities Act within 366 days after the closing. Proceeds were used to repay short-term borrowings, to finance capital expenditures, for working capital and for other general corporate purposes.
Regulatory Matters - New Jersey
On October 31, 2023, offshore wind developer,
Orsted
, announced plans to cease development of two offshore wind projects in New Jersey—Ocean Wind 1 and 2—having a combined planned capacity of 2,248 MWs. On January 30, 2025, and February 25, 2025, Shell New Energies US LLC and EDF Renewables North America respectively announced that each was exiting its Atlantic Shores partnership to construct wind energy off the shore of New Jersey. On June 4, 2025, Atlantic Shores filed a petition with the NJBPU, requesting consent to terminate its 1.5 GW offshore wind project.
On May 23, 2025, JCP&L filed with the NJBPU a motion seeking declaratory guidance in view of recent offshore wind developments, including a shift in federal energy policy toward more traditional energy resources. JCP&L requested that the NJBPU provide guidance either affirming the current project schedule or, alternatively, authorizing JCP&L to modify the schedule. On June 9, 2025, responses to JCP&L’s motion were filed with the NJBPU, including a cross-motion by the New Jersey Division of Rate Counsel to reopen the offshore wind transmission proceeding, which JCP&L opposed. JCP&L advised that it intended to comply with its contractual obligations to construct the transmission project, and that its motion was limited to seeking guidance on the construction milestones. On July 28, 2025, the New Jersey Division of Rate Counsel asked the NJBPU to take judicial notice of a recent NYPSC order terminating its offshore wind transmission infrastructure process in the interest of protecting ratepayers. On August 13, 2025, the NJBPU issued an order requesting that JCP&L delay expenditures of certain of the transmission investment planned by JCP&L for a 2.5-year period, and directing that JCP&L work with NJBPU staff and PJM to ensure alignment as to the work that is to be continued on the original timeline and the work that is to be delayed consistent with the order. Capital investments in the transmission projects totaled approximately $190 million.
On April 22, 2026, the NJBPU issued an order finding that, among other things, continued investment in certain of the transmission infrastructure to connect off-shore wind generated electricity to the grid is not in the best interest of the state or its ratepayers. In the order, the NJBPU authorized execution of an agreement with PJM to terminate the identified transmission projects, which it filed at FERC on April 23, 2026. The agreement included provisions to the effect that New Jersey’s ratepayers will remain responsible for JCP&L’s prudently incurred costs for the affected projects and a request for approval by June 23, 2026. On May 14, 2026, JCP&L filed supportive comments at FERC. On June 22, 2026, FERC accepted the termination agreement. JCP&L will apply for FERC authorization to recover the abandoned project costs after its projects are canceled pursuant to the agreement.
On August 13, 2025, the NJBPU issued an Order to Show Cause reviewing JCP&L’s 2024 Annual System Performance Report, which includes information regarding JCP&L’s systems level of electric service reliability performance during the prior calendar year. Failure to attain NJBPU’s minimum reliability levels may subject JCP&L to a penalty. The NJBPU order alleges JCP&L has failed to achieve minimum reliability levels for calendar years 2022, 2023, and 2024, and directed JCP&L to file an answer demonstrating why the NJBPU should not impose certain penalties upon JCP&L for such failure, which JCP&L filed on October 10, 2025. On April 13, 2026, NJBPU Staff issued a letter to JCP&L stating its intention to recommend that the NJBPU impose a penalty against JCP&L in the amount of $44 million, while also requesting a meeting with JCP&L to discuss the potential penalty recommendation and a possible resolution. On April 16, 2026, JCP&L responded in writing to the NJBPU Staff welcoming the opportunity to discuss with NJBPU Staff and disputing the magnitude of the recommended penalty and questioning the approach taken by NJBPU Staff. JCP&L is engaged in settlement discussions with the parties. JCP&L is unable to predict the outcome of this matter, including the amount of any penalty and/or other actions that may be imposed by the NJBPU.
On May 21, 2026, the NJBPU issued an order concluding that certain nuclear generating units participating in the state’s Zero Emission Certificate program received duplicate compensation during calendar year 2024, and directed the owners of the affected generating units to refund the duplicate payments, together with applicable interest, to the affected EDCs, including JCP&L on or before May 26, 2026. The order further directed that the refunded amounts be returned to customers through reinstated Zero Emission Certificate tariffs beginning June 1, 2026. On May 26, 2026, JCP&L received payment in the amount of $82 million. Also on May 26, 2026, JCP&L made the requisite compliance filing with the NJBPU requesting restoration of its Zero Emissions Credit tariff effective June 1, 2026. JCP&L began issuing customer refunds in June 2026. Refunds are expected to continue through May 31, 2027 or until such time as the refunded balance is exhausted.
Large Load Interconnection Rulemaking
On October 23, 2025, the U.S. Secretary of Energy directed FERC to conduct a rulemaking procedure to develop regulations that would speed interconnection to the transmission system of large loads, including “Artificial Intelligence” data centers and “hybrid” data center/electric generation facilities. The Energy Secretary advanced 14 principles to guide this outcome, including that such large loads, should be responsible for paying the costs of any network transmission system upgrades required for interconnection of such large loads. The Energy Secretary requested that FERC take final action by April 30, 2026. On October 27, 2025, FERC noticed the Energy Secretary’s directive for comment, and subsequently established November 21, 2025 as the deadline for initial comments and December 5, 2025 as the deadline for reply comments. FET and its transmission affiliates, as well as over 150 other parties, filed comments. On June 18, 2026, FERC established a “show cause” proceeding for PJM and the PJM Transmission Owners while also establishing other similar dockets for each RTO and ISO and their respective transmission owners. FERC is using the “show cause” proceeding as a means to seek input on the necessary tariff revisions to address the application process, study procedures and ongoing operational requirements needed to interconnect customers seeking transmission service on behalf of large loads. PJM and the PJM Transmission Owners are required to submit an initial compliance filing with FERC by August 17, 2026. FirstEnergy is unable to predict the outcome of this rulemaking procedure. To the extent the new regulations do not permit transmission utilities to fully recover costs associated with transmission network upgrades required to serve new large loads, FirstEnergy’s strategy of investing in transmission could be adversely affected.
Legal Proceedings Relating to U.S. v. Larry Householder, et al.
In re FirstEnergy Corp. Securities Litigation
(S.D. Ohio); on July 28, 2020, and August 21, 2020, purported stockholders of FE filed putative class action lawsuits alleging violations of the federal securities laws. Those actions have been consolidated and a lead plaintiff, the Los Angeles County Employees Retirement Association, has been appointed by the court. A consolidated complaint was filed on February 26, 2021. The consolidated complaint alleges, on behalf of a proposed class of persons who purchased FE securities between February 21, 2017 and July 21, 2020, that FE and certain current or former FE officers violated Sections 10(b) and 20(a) of the Exchange Act by issuing alleged misrepresentations or omissions concerning FE’s business and results of operations. The consolidated complaint also alleges that FE, certain current or former FE officers and directors, and a group of underwriters violated Sections 11, 12(a)(2) and 15 of the Securities Act as a result of alleged misrepresentations or omissions in connection with offerings of senior notes by FE in February and June 2020. On March 30, 2023, the court granted plaintiffs’ motion for class certification. On April 14, 2023, FE filed a petition in the Sixth Circuit seeking to appeal that order. On August 13, 2025, the Sixth Circuit vacated the S.D. Ohio’s order granting class certification. On November 6, 2025, the S.D. Ohio held oral argument to further consider class certification in light of the Sixth Circuit’s decision. On April 30, 2026, the S.D. Ohio issued an order recertifying plaintiffs’ proposed class. FE filed a petition in the Sixth Circuit to appeal that order on May 14, 2026. FE believes that it is probable that it will incur a loss in connection with the resolution of this lawsuit. Given the ongoing nature and complexity of such litigation, FE cannot yet reasonably estimate a loss or range of loss.